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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2001




                        HOLLIS-EDEN PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



          000-24672                                  13-3697002
    (Commission File No.)                 (IRS Employer Identification No.)


                         9333 Genesee Avenue, Suite 200
                           San Diego, California 92121
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (858) 587-9333

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ITEM 5. OTHER EVENTS.

     On December 13, 2001, Hollis-Eden Pharmaceuticals, Inc., a Delaware corporation ("Hollis-Eden"), issued a press release announcing the issuance of
1.28 million shares of Hollis-Eden common stock and warrants to purchase up to 128,000 shares of Hollis-Eden common stock. See Exhibit 99.1 for the text of the press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       EXHIBITS.

     99.1 Press release issued on December 13, 2001 by Hollis-Eden.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HOLLIS-EDEN PHARMACEUTICALS, INC.


Dated: December 17, 2001  By:  Daniel D. Burgess
                               -----------------------------------------
                               Daniel D. Burgess
                               Chief Operating Officer / Chief Financial Officer (Principle Financial Officer)

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                                INDEX TO EXHIBITS

99.1     Press Release issued on December 13, 2001 by Hollis-Eden
         Pharmaceuticals, Inc.